4TH QUARTER 2018 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corporation 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Overview Quarter Ended December 31, 2018 Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of December 31, 2018, ROIC owned 91 shopping centers encompassing approximately 10.5 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and S&P Global Ratings. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. - 2 -

Supplemental Disclosure Table of Contents Quarter Ended December 31, 2018 Financial Data Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Portfolio Data 2018 Property Acquisitions ………………………….………………………...………………………………………………… 10 Property Portfolio ………………………………………………….……………………………………………………………… 11 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 14 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 15 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 16 Leasing Summary ………………………………………………………..…................................................................................ 17 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 18 Investor Information …………………………………………………………..…………………………………………………… 19 - 3 -

Supplemental Disclosure Balance Sheets Quarter Ended December 31, 2018 (dollars in thousands, except par values and share amounts) 12/31/18 12/31/17 ASSETS: Real Estate Investments: Land $ 894,240 $ 878,797 Building and improvements 2,266,232 2,230,600 Less: accumulated depreciation (329,207) (260,115) Real Estate Investments, net 2,831,265 2,849,282 Cash and cash equivalents 6,076 11,553 Restricted cash 1,373 5,412 Tenant and other receivables, net 46,832 43,257 Deposits - 500 Acquired lease intangible assets, net 72,109 82,778 Prepaid expenses 4,194 2,853 Deferred charges, net 33,857 37,167 Other assets 7,365 6,396 TOTAL ASSETS $ 3,003,071 $ 3,039,198 LIABILITIES: Term loan $ 299,076 $ 298,816 Credit facility 153,689 140,329 Senior Notes 941,449 940,086 Mortgage notes payable 88,511 107,915 Acquired lease intangible liabilities, net 166,146 178,984 Accounts payable and accrued expenses 15,488 18,638 Tenants' security deposits 7,065 6,771 Other liabilities 23,219 18,018 TOTAL LIABILITIES 1,694,643 1,709,557 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 11 11 Additional paid-in capital 1,441,080 1,412,590 Dividends in excess of earnings (256,438) (210,490) Accumulated other comprehensive income 3,561 1,856 Total Retail Opportunity Investments Corp. stockholders' equity 1,188,214 1,203,967 Non-controlling interests 120,214 125,674 TOTAL EQUITY 1,308,428 1,329,641 TOTAL LIABILITIES AND EQUITY $ 3,003,071 $ 3,039,198 The Company's Form 10-Q for the quarters ended September 30, 2018, June 30, 2018, and March 31, 2018, and Form 10-K for the years ended December 31, 2018 and 2017 should be read in conjunction with the above information. - 4 -

Supplemental Disclosure Income Statements Quarter Ended December 31, 2018 (in thousands, except per share amounts) 3 Months Ended (Unaudited) 12 Months Ended 12/31/18 12/31/17 12/31/18 12/31/17 REVENUES: Base rents $ 56,797 $ 55,686 $ 223,797 $ 210,564 Recoveries from tenants 16,717 15,718 65,804 58,818 Other income 1,644 1,350 6,197 3,878 TOTAL REVENUES 75,158 72,754 295,798 273,260 OPERATING EXPENSES: Property operating 11,206 10,521 43,851 39,151 Property taxes 8,361 7,862 32,349 29,663 Depreciation and amortization 24,955 24,926 100,838 96,256 General and administrative expenses 3,627 3,312 14,918 14,103 Acquisition transaction costs - - - 4 Other expense 89 103 478 418 TOTAL OPERATING EXPENSES 48,238 46,724 192,434 179,595 Gain on sale of real estate - - 5,890 - OPERATING INCOME 26,920 26,030 109,254 93,665 NON-OPERATING EXPENSES: Interest expense and other finance expenses (15,352) (13,917) (62,113) (50,977) NET INCOME 11,568 12,113 47,141 42,688 NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (1,067) (1,264) (4,405) (4,211) NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP. $ 10,501 $ 10,849 $ 42,736 $ 38,477 NET INCOME PER COMMON SHARE - BASIC $ 0.09 $ 0.10 $ 0.38 $ 0.35 NET INCOME PER COMMON SHARE - DILUTED $ 0.09 $ 0.10 $ 0.38 $ 0.35 Weighted average common shares outstanding - basic 113,438 109,834 112,645 109,400 Weighted average common shares outstanding - diluted 125,284 123,412 124,559 121,744 The Company's Form 10-Q for the quarters ended September 30, 2018, June 30, 2018, and March 31, 2018, and Form 10-K for the years ended December 31, 2018 and 2017 should be read in conjunction with the above information. - 5 -

Funds From Operations

Supplemental Disclosure
Quarter Ended December 31, 2018

(in thousands, except per share amounts)

	3 Months Ended (Unaudited)		12 Months Ended	
	12/31/18	12/31/17	12/31/18	12/31/17
Funds from Operations (FFO) [1] **:**				
Net income attributable to ROIC common stockholders	$ 10,501	$ 10,849	$ 42,736	$ 38,477
Plus:				
Depreciation and amortization expense	24,955	24,926	100,838	96,256
Less:				
Gain on sale of real estate	-	-	(5,890)	-
FUNDS FROM OPERATIONS - BASIC	35,456	35,775	137,684	134,733
Net income attributable to non-controlling interests	1,067	1,264	4,405	4,211
FUNDS FROM OPERATIONS - DILUTED	$ 36,523	$ 37,039	$ 142,089	$ 138,944
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.31	$ 0.33	$ 1.22	$ 1.23
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.29	$ 0.30	$ 1.14	$ 1.14
Weighted average common shares outstanding - basic	113,438	109,834	112,645	109,400
Weighted average common shares outstanding - diluted	125,284	123,412	124,559	121,744
Common dividends per share	$ 0.1950	$ 0.1875	$ 0.7800	$ 0.7500
FFO Payout Ratio	67.2%	62.5%	68.4%	65.8%
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (1,014)		$ (5,380)	
Above/below market rent amortization, net	(3,074)		(13,965)	
Non-cash interest expense	301		1,674	
Deferred financing costs and mortgage premiums, net	513		1,899	
Stock based compensation	1,977		7,392	
Capital Expenditures				
Tenant improvements	$ 6,008		$ 18,184	
Leasing commissions	460		2,048	
Building improvements	700		2,371	
Reimbursable property improvements	692		2,710	
Pad and other development	590		3,540	
Value enhancing tenant improvements	1,788		8,961	

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

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ROIC

Supplemental Disclosure
Quarter Ended December 31, 2018

Summary of Debt Outstanding

(unaudited, dollars in thousands)

	Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt					
Mortgage Debt:					
Casitas Plaza Shopping Center	$ 7,158	5.32%	4.20%	06/01/22	0.5%
Riverstone Marketplace	18,050	4.96%	3.80%	07/01/22	1.2%
Fullerton Crossroads	26,000	4.73%	3.82%	04/06/24	1.7%
Diamond Hills Plaza	35,500	3.55%	3.61%	10/01/25	2.4%
Net unamortized premiums/deferred financing charges	1,803				
Total Mortgage Debt	88,511	4.34%	3.76%	5.4 Years (WA)	5.8%
Unsecured Senior Notes:					
Senior Notes Due 2023	250,000	5.00%	5.21%	12/15/23	16.8%
Senior Notes Due 2024	250,000	4.00%	4.21%	12/15/24	16.8%
Senior Notes Due 2026	200,000	3.95%	3.95%	09/22/26	13.4%
Senior Notes Due 2027	250,000	4.19%	4.19%	12/15/27	16.8%
Net unamortized discounts/deferred financing charges	(8,551)				
Total Unsecured Senior Notes	941,449	4.30%	4.41%	6.9 Years (WA)	63.7%
Term Loan:					
Interest rate swaps	100,000	1.96%	1.96%	1/31/2019 (1)	6.7%
Interest rate swaps	200,000	2.84%	2.84%	8/31/2022	13.4%
Total Term Loan	300,000	2.55%	2.55%	2.5 Years (WA)	20.1%
Total Fixed Rate Debt	**1,329,960**	**3.91%**	**3.95%**	**5.8 Years (WA)**	**89.6%**
Variable Rate Debt					
Credit Facility	156,000	3.45%	3.45%	09/08/21 (2)	10.4%
Net unamortized deferred financing charges	(2,311)				
Credit Facility, net	153,689				
Term Loan	300,000			09/08/22	
Net unamortized deferred financing charges	(924)				
Term Loan, net	299,076				
Interest rate swaps - Term loan	(300,000)				
Total Variable Rate Debt	**152,765**	**3.45%**	**3.45%**	**2.7 Years (WA)**	**10.4%**
TOTAL DEBT	**$ 1,482,725**	**3.89%**	**3.93%**	**5.5 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages	(2,074)				
Net unamortized discounts on notes	4,591				
Net unamortized deferred financing charges	7,466				
Total Principal Debt	**$ 1,492,708**				

(1) New forward starting swaps commence 1/31/19 through 8/31/22 with an all-in interest rate of 3.69%.

(2) Does not include extension options available to ROIC.

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ROIC

Supplemental Disclosure Summary of Debt Outstanding, continued Quarter Ended December 31, 2018 (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 2019 $ 551 $ - $ - $ - $ - $ 551 0.0% 2020 577 - - - - 577 0.0% (1) 2021 717 - 156,000 - - 156,717 10.5% 2022 1,003 23,129 - 300,000 - 324,132 21.7% 2023 686 - - - 250,000 250,686 16.8% 2024 708 26,000 - - 250,000 276,708 18.6% 2025 550 32,787 - - - 33,337 2.2% 2026 - - - - 200,000 200,000 13.4% 2027 - - - - 250,000 250,000 16.8% 2028 - - - - - - 0.0% $ 4,792 $ 81,916 $ 156,000 $ 300,000 $ 950,000 $ 1,492,708 100.0% Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 87 9,925,061 94.7% Encumbered properties 4 560,162 5.3% 91 10,485,223 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,406,000 94.2% Secured principal debt 86,708 5.8% Total Principal Debt $ 1,492,708 100.0% (1) Does not include extension options available to ROIC. - 8 -

Selected Financial Analysis

Supplemental Disclosure
Quarter Ended December 31, 2018

(unaudited, in thousands, except per share amounts)

	12/31/18	09/30/18	06/30/18	03/31/18	12/31/17
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.4x	3.3x	3.1x	3.4x	3.7x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.4x	3.2x	3.1x	3.4x	3.6x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.1x	7.2x	7.7x	7.1x	7.3x
Debt/equity ratios, at period end:					
Total principal debt/total market capitalization	42.9%	38.7%	39.3%	40.8%	37.8%
Total principal debt/total equity market capitalization	75.2%	63.2%	64.8%	68.8%	60.8%
Total principal debt/total book assets	49.7%	48.9%	50.4%	49.4%	49.3%
Total principal debt/undepreciated book value	44.8%	44.3%	46.0%	45.3%	45.5%
Secured principal debt/undepreciated book value	2.6%	2.6%	2.9%	2.9%	3.2%
Market capitalization calculations, at period end:					
Common shares outstanding	113,441	113,431	112,165	112,165	111,886
Operating partnership units (OP units) outstanding	11,477	11,574	11,648	11,679	11,679
Common stock price per share	$ 15.88	$ 18.67	$ 19.16	$ 17.67	$ 19.95
Total equity market capitalization	$ 1,983,698	$ 2,333,843	$ 2,372,268	$ 2,188,331	$ 2,465,116
Total principal debt	1,492,708	1,473,841	1,537,827	1,505,503	1,499,820
TOTAL MARKET CAPITALIZATION	$ 3,476,406	$ 3,807,684	$ 3,910,095	$ 3,693,834	$ 3,964,936
Unsecured Senior Notes Financial Covenants: [(1)]					
Total debt to total assets not to exceed 60%	46.6%	46.2%	47.9%	47.2%	47.4%
Total secured debt to total assets not to exceed 40%	2.8%	2.8%	3.1%	3.1%	3.4%
Total unencumbered assets to total unsecured debt not to be less than 150%	215.0%	217.2%	207.6%	210.7%	208.7%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.3x	3.4x	3.5x	3.6x	3.7x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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ROIC

Supplemental Disclosure Property Acquisitions and Dispositions Quarter Ended December 31, 2018 (dollars in thousands) Acquisitions Date Owned Shopping Centers Location Acquired Purchase Amount GLA 1Q 2018 Stadium Center Tacoma, WA 02/23/18 $ 19,000 48,888 Total 1Q 2018 $ 19,000 48,888 2Q 2018 King City Plaza King City, OR 05/18/18 $ 15,686 62,676 Outparcel at Casitas Plaza Carpinteria, CA 05/25/18 3,950 7,691 Total 2Q 2018 $ 19,636 70,367 3Q 2018 Redevelopment Site Pinole, CA 08/27/18 $ 5,000 - Total 3Q 2018 $ 5,000 - 4Q 2018 - - Total 2018 Acquisitions $ 43,636 119,255 Dispositions Date Owned Shopping Centers Location Sold Sales Amount GLA 3Q 2018 Round Hill Square Shopping Center Zephyr Cove, NV 09/27/18 $ 28,000 115,984 Total 2018 Dispositions $ 28,000 115,984 - 10 -

Property Portfolio

Supplemental Disclosure
Quarter Ended December 31, 2018

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Los Angeles metro area								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	98.0%	$ 1,779	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	98.8%	2,434	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	96.9%	2,857	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	97.4%	1,859	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	94.8%	1,290	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,204	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	95.5%	2,183	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	97.4%	3,550	H-Mart Supermarket, Rite Aid Pharmacy
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	101,031	100.0%	2,677	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	99.2%	12,726	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket[2], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	95.5%	2,006	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	99.1%	2,345	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	89.8%	2,487	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	98.6%	4,592	Sprouts Market, Kroger (Ralph's) Supermarket [2], Rite Aid Pharmacy [2]
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	88.2%	2,089	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,098	97.4%	1,695	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	94.1%	3,158	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,625	88.1%	4,663	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	100.0%	1,411	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	94.5%	3,439	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,942,522**	**96.6%**	**$ 61,443**	
Orange County metro area								
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	95.0%	$ 2,113	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%	1,903	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	96.3%	2,741	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	100.0%	2,036	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	97.4%	1,574	AA Supermarket, Ross Dress For Less
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	95.0%	4,226	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	100.0%	2,501	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads		Fullerton	CA	10/11/17	219,785	98.2%	3,286	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch		Laguna Hills	CA	11/30/17	88,486	99.4%	2,962	Smart & Final Extra Supermarket
Orange Country metro area total					**1,084,742**	**97.7%**	**$ 23,343**	
San Diego metro area								
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,203	89.1%	$ 3,222	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	52,998	98.5%	2,519	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	95.4%	1,384	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	100.0%	2,023	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	96.3%	907	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0%	3,151	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	128,852	97.1%	2,786	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**688,438**	**95.8%**	**$ 15,992**	
Southern California Totals					**4,715,702**	**96.7%**	**$ 100,777**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 4Q 2018.

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ROIC

Supplemental Disclosure
Quarter Ended December 31, 2018

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	223,369	98.7%		3,077	SaveMart (Lucky) Supermarket, Planet Fitness, Kmart
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	98.7%		2,113	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	100.0%		2,342	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		552	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	124,306	98.9%		2,712	Grocery Outlet Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%		1,323	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	100.0%		2,167	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	100.0%		2,399	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%		1,509	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,193	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	98.9%		2,624	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,860	98.1%		2,126	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,798	87.3%		946	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,535	100.0%		1,648	REI, Cost Plus World Market
Monta Loma Plaza	*	Mountain View	CA	09/19/17	48,078	100.0%		1,454	Safeway Supermarket
San Francisco metro area total					**1,378,756**	**99.2%**	**$**	**30,658**	
Sacramento metro area									
Norwood Shopping Center	*	Sacramento	CA	04/06/10	85,693	92.1%	$	1,271	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,314	87.0%		2,550	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Morada Ranch	*	Stockton	CA	05/16/11	101,842	97.5%		2,250	Raleys Supermarket
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	82.3%		910	CVS Pharmacy
Sacramento metro area total					**475,094**	**89.7%**	**$**	**6,981**	
Northern California Totals					**1,853,850**	**96.7%**	**$**	**37,639**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
*Denotes properties in same center pool for 4Q 2018.

- 12 -

ROIC

Property Portfolio, continued

Supplemental Disclosure
Quarter Ended December 31, 2018

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Seattle metro area									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	$	834	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,474	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%		2,453	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0%		1,861	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%		1,931	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	90.4%		2,409	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	98.2%		1,692	Central Supermarket, Marshall's, Pier 1
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	100.0%		2,766	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	463,813	100.0%		10,752	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%		3,292	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,560	100.0%		2,564	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	108,377	100.0%		2,229	Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0%		690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	100.0%		2,736	Safeway Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center		Lynnwood	WA	10/19/17	63,606	95.8%		869	Kroger (QFC) Supermarket
Stadium Center		Tacoma	WA	02/23/18	48,888	100.0%		1,029	Thriftway Supermarket
Seattle metro area total					**1,931,105**	**99.2%**	**$**	**39,583**	
Portland metro area									
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	98.8%	$	1,404	Skyzone
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,662	100.0%		3,678	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%		1,833	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%		1,742	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	97.3%		1,677	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%		1,270	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%		1,373	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%		2,574	Albertson's Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%		1,061	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	99.3%		1,995	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	100.0%		2,807	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%		1,477	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%		1,576	Grocery Outlet Supermarket, 24 Hour Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%		2,256	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%		825	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	121,904	100.0%		1,952	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace		Vancouver	WA	10/11/17	95,774	98.5%		2,137	Kroger (QFC) Supermarket
King City Plaza		King City	OR	05/18/18	62,676	100.0%		978	Grocery Outlet Supermarket
Portland metro area total					**1,873,888**	**99.6%**	**$**	**32,616**	
Pacific Northwest Totals					**3,804,993**	**99.4%**	**$**	**72,198**	
TOTAL SHOPPING CENTERS					**10,374,545**	**97.7%**	**$**	**210,614**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

Note: Property Portfolio excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

*Denotes properties in same center pool for 4Q 2018.

- 13 -

Supplemental Disclosure
Quarter Ended December 31, 2018

Same-Center Cash Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended				12 Months Ended			
	12/31/18	12/31/17	$ Change	% Change	12/31/18	12/31/17	$ Change	% Change
Number of shopping centers included in same-center analysis [1]	84	84			78	78		
Same-center occupancy	97.7%	97.5%		0.2%	97.6%	97.5%		0.1%
REVENUES:								
Base rents	$ 48,229	$ 46,666	$ 1,563	3.3%	$ 178,508	$ 173,340	$ 5,168	3.0%
Percentage rent	1,263	1,117	146	13.1%	1,402	1,428	(26)	(1.8%)
Recoveries from tenants	15,797	14,953	844	5.6%	57,579	54,963	2,616	4.8%
Other property income	543	1,277	(734)	(57.5)%	2,425	3,711	(1,286)	(34.7)%
TOTAL REVENUES	65,832	64,013	1,819	2.8%	239,914	233,442	6,472	2.8%
OPERATING EXPENSES:								
Property operating expenses	10,616	9,919	697	7.0%	38,832	36,003	2,829	7.9%
Bad debt expense	152	411	(259)	(63.0)%	863	1,597	(734)	(46.0)%
Property taxes	7,651	7,436	215	2.9%	27,691	27,530	161	0.6%
TOTAL OPERATING EXPENSES	18,419	17,766	653	3.7%	67,386	65,130	2,256	3.5%
SAME-CENTER CASH NET OPERATING INCOME	**$ 47,413**	**$ 46,247**	**$ 1,166**	**2.5%**	**$ 172,528**	**$ 168,312**	**$ 4,216**	**2.5%**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	12/31/18 (Three Months)	12/31/17 (Three Months)	12/31/18 (12 Months)	12/31/17 (12 Months)
GAAP Operating Income	$ 26,920	$ 26,030	$ 109,254	$ 93,665
Depreciation and amortization	24,955	24,926	100,838	96,256
General and administrative expenses	3,627	3,312	14,918	14,103
Acquisition transaction costs	-	-	-	4
Other expense	89	103	478	418
Gain on sale of real estate	-	-	(5,890)	-
Property revenues and other expenses [2]	(4,741)	(5,421)	(18,907)	(22,492)
TOTAL COMPANY CASH NET OPERATING INCOME	50,850	48,950	200,691	181,954
Non Same-Center Cash NOI	(3,437)	(2,703)	(28,163)	(13,642)
SAME-CENTER CASH NET OPERATING INCOME	**$ 47,413**	**$ 46,247**	**$ 172,528**	**$ 168,312**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.

(2) Includes straight-line rents, amortization of above and below-market lease intangibles, anchor lease termination fees net of contractual amounts, and expense and recovery adjustments related to prior periods.

Note: Analysis excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

- 14 -

ROIC

Supplemental Disclosure Top Ten Tenants Quarter Ended December 31, 2018 (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 19 951,600 9.4% $ 11,721 5.6% 2 Kroger Supermarkets 12 511,240 5.0% 7,385 3.5% 3 Rite Aid Pharmacy 14 266,921 2.6% 3,336 1.6% 4 JP Morgan Chase 22 98,473 1.0% 3,082 1.5% 5 Marshall's / TJMaxx 6 178,195 1.8% 2,819 1.3% 6 SaveMart Supermarkets 4 187,639 1.8% 2,813 1.3% 7 Sprouts Markets 4 159,163 1.6% 2,717 1.3% 8 Ross Dress For Less / dd's Discounts 7 191,703 1.9% 2,618 1.2% 9 Trader Joe's 8 96,714 1.0% 2,522 1.2% 10 H-Mart Supermarkets 3 147,040 1.4% 2,400 1.1% Top 10 Tenants Total 99 2,788,688 27.5% $ 41,413 19.6% Other Tenants 1,887 7,361,219 72.5% 169,771 80.4% Total Portfolio 1,986 10,149,907 100.0% $ 211,184 100.0% - 15 -

Lease Expiration Schedule

Supplemental Disclosure
Quarter Ended December 31, 2018

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2019	7	286,462	2.8%	$ 2,811	1.3%	$ 9.81
2020	15	491,570	4.9%	5,768	2.7%	11.73
2021	14	425,104	4.2%	5,107	2.4%	12.01
2022	18	530,799	5.2%	7,043	3.3%	13.27
2023	26	836,758	8.2%	13,312	6.3%	15.91
2024	16	580,199	5.7%	8,731	4.2%	15.05
2025	11	367,230	3.6%	5,301	2.5%	14.44
2026	11	389,933	3.8%	5,302	2.5%	13.60
2027	8	212,350	2.1%	3,336	1.6%	15.71
2028	14	493,876	4.9%	8,634	4.1%	17.48
2029+	25	1,023,248	10.1%	15,315	7.3%	14.97
	165	5,637,529	55.5%	$ 80,660	38.2%	$ 14.31

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2019	231	411,397	4.1%	$ 11,936	5.7%	$ 29.01
2020	273	603,467	5.9%	16,918	8.0%	28.03
2021	303	639,358	6.3%	18,648	8.8%	29.17
2022	281	658,010	6.5%	19,568	9.3%	29.74
2023	270	636,022	6.3%	19,305	9.1%	30.35
2024	152	455,480	4.5%	11,860	5.6%	26.04
2025	61	211,250	2.1%	5,636	2.7%	26.68
2026	64	201,861	2.0%	6,106	2.9%	30.25
2027	59	195,320	1.9%	5,627	2.7%	28.81
2028	63	195,919	1.9%	6,818	3.2%	34.80
2029+	64	304,294	3.0%	8,102	3.8%	26.63
	1,821	4,512,378	44.5%	$ 130,524	61.8%	$ 28.93

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2019	238	697,859	6.9%	$ 14,747	7.0%	$ 21.13
2020	288	1,095,037	10.8%	22,686	10.7%	20.72
2021	317	1,064,462	10.5%	23,755	11.2%	22.32
2022	299	1,188,809	11.7%	26,611	12.6%	22.39
2023	296	1,472,780	14.5%	32,617	15.4%	22.15
2024	168	1,035,679	10.2%	20,591	9.8%	19.88
2025	72	578,480	5.7%	10,937	5.2%	18.91
2026	75	591,794	5.8%	11,408	5.4%	19.28
2027	67	407,670	4.0%	8,963	4.3%	21.99
2028	77	689,795	6.8%	15,452	7.3%	22.40
2029+	89	1,327,542	13.1%	23,417	11.1%	17.64
	1,986	10,149,907	100.0%	$ 211,184	100.0%	$ 20.81

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 16 -

ROIC

Supplemental Disclosure
Quarter Ended December 31, 2018

Leasing Summary

	For the Three Months Ended December 31, 2018			For the Twelve Months Ended December 31, 2018		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	39	1	40	153	3	156
Gross Leasable Area (sq. ft.)	92,999	24,650	117,649	341,308	99,631	440,939
Initial Base Rent ($/sq. ft.) (1)	$ 29.09	$ 11.56	$ 25.41	$ 25.26	$ 16.72	$ 23.33
Tenant Improvements ($/sq. ft.)	$ 0.53	$ -	$ 0.42	$ 3.64	$ 1.45	$ 3.14
Leasing Commissions ($/sq. ft.)	$ 4.20	$ 4.00	$ 4.16	$ 2.80	$ 0.99	$ 2.39
Weighted Average Lease Term (Yrs.) (2)	7.7	10.0	8.2	6.4	11.3	7.5
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	64	5	69	232	18	250
Gross Leasable Area (sq. ft.)	131,359	153,000	284,359	531,805	561,679	1,093,484
Initial Base Rent ($/sq. ft.) (1)	$ 32.72	$ 14.68	$ 23.01	$ 30.72	$ 18.81	$ 24.60
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -	$ 0.38	$ -	$ 0.18
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.10	$ -	$ 0.05
Weighted Average Lease Term (Yrs.) (2)	4.3	5.1	4.8	4.8	4.9	4.8
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	103	6	109	385	21	406
Gross Leasable Area (sq. ft.)	224,358	177,650	402,008	873,113	661,310	1,534,423
Initial Base Rent ($/sq. ft.) (1)	$ 31.21	$ 14.25	$ 23.72	$ 28.59	$ 18.49	$ 24.24
Tenant Improvements ($/sq. ft.)	$ 0.22	$ -	$ 0.12	$ 1.65	$ 0.22	$ 1.03
Leasing Commissions ($/sq. ft.)	$ 1.74	$ 0.56	$ 1.22	$ 1.15	$ 0.15	$ 0.72
Weighted Average Lease Term (Yrs.) (2)	5.7	5.8	5.8	5.4	5.8	5.6

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 17 -

ROIC

Same-Space Comparative Leasing Summary

Supplemental Disclosure
Quarter Ended December 31, 2018

	For the Three Months Ended December 31, 2018			For the Twelve Months Ended December 31, 2018		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	21	1	22	92	3	95
Comparative GLA (sq. ft.) [(1)]	54,030	24,650	78,680	201,235	99,631	300,866
Prior Base Rent ($/sq. ft.) [(2)]	$ 30.23	$ 4.09	$ 22.04	$ 26.54	$ 9.63	$ 20.94
Initial Base Rent ($/sq. ft.)	$ 35.43	$ 11.56	$ 27.95	$ 29.81	$ 16.72	$ 25.47
Percentage Change in Base Rents	17.2%	182.6%	26.8%	12.3%	73.7%	21.7%
Tenant Improvements ($/sq. ft.)	$ 0.17	$ -	$ 0.11	$ 2.89	$ 1.45	$ 2.41
Leasing Commissions ($/sq. ft.)	$ 5.95	$ 4.00	$ 5.34	$ 3.43	$ 0.99	$ 2.62
Weighted Average Lease Term (Yrs.) [(3)]	10.1	10.0	10.1	7.8	11.3	9.0
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	64	5	69	232	18	250
Comparative GLA (sq. ft.)	131,359	153,000	284,359	531,805	561,679	1,093,484
Prior Base Rent ($/sq. ft.) [(2)]	$ 28.38	$ 13.82	$ 20.55	$ 27.69	$ 17.67	$ 22.54
Initial Base Rent ($/sq. ft.)	$ 32.72	$ 14.68	$ 23.01	$ 30.72	$ 18.81	$ 24.60
Percentage Change in Base Rents	15.3%	6.2%	12.0%	11.0%	6.4%	9.1%
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -	$ 0.38	$ -	$ 0.18
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.10	$ -	$ 0.05
Weighted Average Lease Term (Yrs.) [(3)]	4.3	5.1	4.8	4.8	4.9	4.8
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	85	6	91	324	21	345
Comparative GLA (sq. ft.) [(1)]	185,389	177,650	363,039	733,040	661,310	1,394,350
Prior Base Rent ($/sq. ft.) [(2)]	$ 28.92	$ 12.47	$ 20.87	$ 27.37	$ 16.46	$ 22.20
Initial Base Rent ($/sq. ft.)	$ 33.51	$ 14.25	$ 24.08	$ 30.47	$ 18.49	$ 24.79
Percentage Change in Base Rents	15.9%	14.2%	15.4%	11.3%	12.3%	11.7%
Tenant Improvements ($/sq. ft.)	$ 0.05	$ -	$ 0.02	$ 1.07	$ 0.22	$ 0.66
Leasing Commissions ($/sq. ft.)	$ 1.73	$ 0.56	$ 1.16	$ 1.01	$ 0.15	$ 0.60
Weighted Average Lease Term (Yrs.) [(3)]	6.0	5.8	5.9	5.6	5.8	5.7

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 18 -

ROIC

Supplemental Disclosure Investor Information Quarter Ended December 31, 2018 Retail Opportunity Investments Corp. www.roireit.net Investor Relations: Transfer Agent: NASDAQ: ROIC Ashley Rubino Constance Adams 11250 El Camino Real, Suite 200 arubino@roireit.net ComputerShare San Diego, CA 92130 858.255.4913 constance.adams@computershare.com Equity Research Coverage Baird Equity Research RJ Milligan 813.273.8252 Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal Jeremy Metz 212.885.4053 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Christy McElroy 212.816.6981 D.A. Davidson & Co. James O. Lykins 503.603.3041 Green Street Daniel J. Busch 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Tayo Okusanya 212.336.7076 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James Paul Puryear 727.567.2253 Collin Mings 727.567.2585 RBC Capital Markets Wes Golladay 440.715.2650 Wells Fargo Jeff Donnelly 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Moody’s Investors Service Dilara Sukhov 212.553.1438 S&P Global Ratings Michael Souers 212.438.2508 - 19 -